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                N-SAR ITEM 77H: CHANGE IN CONTROL OF REGISTRANT

Below are the persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

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                                           AS OF MAY 31ST 2014

FUND                                                        NAME OF PERSON            OWNERSHIP % OF SERIES
Columbia Absolute Return Emerging Markets         JPMCB NA CUST FOR COLUMBIA CAPITAL
Macro Fund                                          ALLOCATION MODERATE PORTFOLIO             28.24%
Columbia Absolute Return Enhanced Multi-Strategy  AMERICAN ENTERPRISE INVESTMENT SVC
Fund                                                                                          26.81%
Columbia Absolute Return Enhanced Multi-Strategy  JPMCB NA CUST FOR COLUMBIA CAPITAL
Fund                                                ALLOCATION MODERATE PORTFOLIO             30.23%
Columbia Commodity Strategy Fund                   JPMCB NA CUST FOR COLUMBIA RISK
                                                           ALLOCATION FUND                    32.91%
Columbia Mortgage Opportunities Fund              JPMCB NA CUST FOR COLUMBIA INCOME
                                                             BUILDER FUND                     52.53%

                                         AS OF DECEMBER 1ST 2013

FUND                                                        NAME OF PERSON            OWNERSHIP % OF SERIES
Columbia Absolute Return Enhanced Multi-Strategy  AMERICAN ENTERPRISE INVESTMENT SVC
Fund                                                                                          29.44%
Columbia Commodity Strategy Fund                  JPMCB NA CUST FOR COLUMBIA CAPITAL
                                                    ALLOCATION MODERATE AGGRESSIVE
                                                              PORTFOLIO                       28.28%
Columbia Flexible Captial Income Fund                 JPMCB NA CUST FOR COLUMBIA
                                                      LIFEGOAL GROWTH PORTFOLIO               26.53%
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